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                                                                   EXHIBIT 10.10


                NATIONSBANK, N.A. MODIFICATION OF LOAN AGREEMENT


         THIS MODIFICATION OF LOAN AGREEMENT (this "Agreement") is made as of this 31st day of May, 1996 but is in all respects effective May 31, 1996, by and between Microbiological Associates, Inc., Microbiological Associates Limited, Magenta Corporation, and Magenta Services Ltd., the ("Borrower") and NationsBank, N.A. (the "Bank"), witnesseth:

         WHEREAS, on December 1, 1994, the Borrower obtained a Line of Credit in the maximum/original principal amount of One Million and 00/100 Dollars ($1,000,000.00) (the "Loan"); and

         WHEREAS, the Borrower executed a loan agreement (the "Loan Agreement") outlining specific terms and conditions governing the Loan; and

         WHEREAS, the Borrower has requested and the Bank has agreed to renew the Loan provided that the Borrower executes this Agreement.

         NOW, THEREFORE, in consideration of the premises, the sum of $1.00 and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                 1. The statements set forth above are true and accurate in every respect and are incorporated herein by reference.

                 2.       The Loan Agreement is hereby amended as follows:

                 Section 3.09 is hereby deleted in its entirety and replaced by the following:

                 Section 3.09 Cash Flow Coverage. Maintain at all times a ratio of cash flow to debt services of not less than 1.0 to 1.0. For this purpose, Cash Flow Coverage shall be tested using the results of the most recently ended fiscal quarter and shall be defined as:


     Net Income + Depreciation & Amortization Expenses + Interest Expense
                            + Rent & Lease Expense
--------------------------------------------------------------------------------
 Debt Service + Capital Expenditures + Dividends Paid + Rent & Lease Expense


 Tested quarterly on a rolling four quarter result beginning September 30, 1996

         Maintain at all times a ratio of cash flow to debt service of not less than 1.25 to 1.00. For this purpose, Cash Flow Coverage shall be tested using the results of the most recently ended fiscal quarter and shall be defined as:


     Net Income + Depreciation & Amortization Expenses + Interest Expense
                            + Rent & Lease Expense
--------------------------------------------------------------------------------
             Debt Service + Dividends Paid + Rent & Lease Expense

   Tested quarterly on a rolling four quarter result beginning June 30, 1996





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         IN WITNESS WHEREOF, and intending to create an instrument executed under seal, the Borrower and the Bank have duly executed this Agreement under seal as of the day and year first written above.


                              BORROWER:
                              Microbiological Associated, Inc.
                                a Maryland corporation


                              By:                                    (SEAL)
                                   --------------------------------------------
                                   Carl C. Schwan, Senior Vice President


                              Microbiological Associates Limited


                              By:                                    (SEAL)
                                   --------------------------------------------
                                   Carl C. Schwan, Director


                              Magenta Corporation


                              By:                                    (SEAL)
                                   --------------------------------------------
                                   Carl C. Schwan, Senior Vice President


                              Magenta Services Ltd.


                              By:                                    (SEAL)
                                   --------------------------------------------
                                   Carl C. Schwan, Director


                              BANK
                              NATIONSBANK, N.A.


                              By:                                    (SEAL)
                                   --------------------------------------------
                                   Elizabeth F. Shore, Vice President






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